UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 26, 2006
STAAR Surgical Company
(Exact name of registrant as specified in its charter)

Delaware	0-11634	95-3797439

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1911 Walker Ave, Monrovia,
California		91016

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 626-303-7902
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
SIGNATURES
Exhibit Index
EXHIBIT 99.1

Item 7.01 Regulation FD Disclosure.
     David Bailey, President and CEO of STAAR Surgical Company, intends to make a slide presentation at private investor meetings in New York, New York and Boston, Massachusetts on September 26, 2006 and September 27, 2006, and at the UBS Global Life Sciences Conference s in New York at 12:30 p.m. local time on September 28, 2006. A copy of the slide presentation is furnished with this report as Exhibit 99.1.
     As STAAR has previously announced, while attendance is by invitation only, an audio-only webcast of STAAR’s presentation at the UBS Global Life Sciences Conference may be accessed through the Company’s website at www.staar.com. An archived replay of the presentation will be available approximately 3 hours after the live presentation and can also be accessed at www.staar.com.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAAR Surgical Company
September 26, 2006	By:	/s/ David Bailey
		Name:	David Bailey
		Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Slide Presentation, September 26, 2006.